Exhibit 99.1

annual report of financial condition

as of December 31, 2009

Boston private bank & trust company

Dear Friend,

As we eagerly await the spring, I can't help but think of how Boston's seasonal changes are not unlike the cycles of the financial industry, particularly in recent years. We go through scorching summers, windy autumns, blustery winters and rainy springs—but nature always prevails bringing new life and growth to the region. Similarly, we've come through a period in which the banking industry has written down $1.7 trillion of credit losses, with still more to come—yet the strongest organizations have remained focused and have continued to grow. As an organization rich with industry expertise and experience, Boston Private Bank & Trust Company has stayed on course, and I am pleased to report that our financial performance remains solid in the midst of this turbulent environment.



The Bank finished the year with net income of $24.2 million, slightly behind last year due to economic conditions and increases in FDIC deposit insurance costs which impacted the entire banking industry. Boston Private Bank & Trust was the third most profitable bank headquartered in Massachusetts in 2009. Total balance sheet assets of $3.2 billion were up 6% on average compared to last year and our investment management and trust business finished strong, with assets under management at $2.5 billion, up 5% from year-end 2008 with a significant increase in new account activity during the fourth quarter.

I am especially pleased with the robust deposit growth we achieved during 2009. Average balances were up 18% versus last year, which contributed to strong liquidity ratios and reflected the confidence of deposit clients in the strength of Boston Private Bank & Trust. Our commercial loan portfolio remained strong and balanced across the diverse business interests of our client base, which includes a growing list of privately owned businesses, nonprofit organizations, and mid-sized commercial real estate investors. In residential mortgages, our loan originations also remained strong. Our credit quality continues to be well ahead of our peers. At 0.29%, our percentage of non-performing assets is substantially below the industry average of 3.32%, and, while competitors are writing off billions of dollars in their investment portfolios, 96% of Boston Private Bank & Trust's investment portfolio is A-rated or better. With our strong deposit and liquidity levels, the Bank is well-positioned to take advantage of strategic lending opportunities going forward.

"Our team of expert banking and investment professionals is uniquely aligned to serve the needs of personal and business clients who value exceptional service, customized advice, and a trusted partnership."

We held core operating expenses flat this year, excluding the impact of increased FDIC insurance assessments, and our sustained five-year earnings growth rate of 10% compares very favorably with industry peers. The keys to our success continue to be investment and loan quality, capital strength, and liquidity.

We are pleased to report that 2009 was a strong year for Boston Private Bank & Trust's Community Investment Program, with over $79 million invested in the community primarily through first-time homebuyer, small business, and community development loans, equity investments and charitable contributions. We financed home mortgages for first-time homebuyers, working primarily with two state-affiliated agencies, the Massachusetts Housing Partnership and MassHousing. We financed affordable housing developments, including projects that directly addressed neighborhood stabilization and foreclosure issues generated by the subprime lending crisis and the economic downturn. We financed small businesses that are creating and preserving jobs in our community, and substantially increased our use of U.S. Small Business Administration programs, especially through the American Recovery and Reinvestment Act of 2009. We look forward to furthering our community involvement in 2010.

Boston Private Financial Holdings, Inc. ("BPFH"), our parent company, recently repaid a portion of its TARP funds. BPFH remains well-capitalized with a Tier 1 Risk-based Capital Ratio of 17.7%, almost triple the 6% needed to meet the standard of "well-capitalized."

With our strong performance in both 2008 and 2009, as we look to the year ahead, I'm confident that Boston Private Bank & Trust is well-positioned to build on its record of success, even against emerging new competitors. While our larger competitors—institutions with foreign or out-of-state ownership—are concerned with rebuilding their balance sheets, and smaller organizations are dealing with asset quality issues, Boston Private Bank & Trust is able to focus on sustaining our asset quality, capital strength, and earnings growth, while taking advantage of new opportunities to serve our target markets.

Our team of expert banking and investment professionals is uniquely aligned to serve the needs of personal and business clients who value exceptional service, customized advice, and a trusted partnership, as well as those who enjoy access to local decision-makers and appreciate our long-standing commitment to the greater Boston area. During a period when trust in the banking industry in general has taken a serious hit, we are particularly grateful for our clients' loyalty. On behalf of everyone at Boston Private Bank & Trust Company, I want to thank you for your ongoing commitment to this organization. Please do not hesitate to contact me with any questions or comments.

Sincerely,

Mark D. Thompson
CEO & President

www.bostonprivatebank.com

ANNUAL REPORT OF FINANCIAL CONDITION

Boston Private Bank & Trust Company Boston Private Bank & Trust Company

CONDENSED BALANCE SHEET CONDENSED STATEMENTS OF INCOME

(Unaudited) December 31, (Unaudited) Year Ended December 31,

($ In Thousands) 2009 2008 ($ In Thousands) 2009 2008

Interest Income $135,677 $145,308 Assets Interest Expense 54,573 69,218 Cash & Short-Term Investments $177,458 $46,193 Investment Securities 557,073 662,692 Net Interest Income 81,104 76,090 Loans Held for Sale 6,357 4,546 Provision for Loan Losses 4,836 6,229

Net Interest Income after Provision 76,268 69,861 Commercial Loans 1,146,329 1,094,372 Investment Management Fees 15,002 16,934 Mortgage Loans 1,113,842 1,087,844 Banking Fees and Other Income 6,302 3,891 Home Equity & Other Loans 95,020 87,619 Operating Expenses 64,679 59,176 Total Loans 2,355,191 2,269,835 Income Before Income Taxes 32,893 31,510 Less: Allowance for Loan Losses 27,363 25,021 Income Taxes 8,725 6,928 Net Loans 2,327,828 2,244,814

Net Income $24,168 $24,582

Other Assets 105,626 113,863

Total Assets $3,174,342 $3,072,108

Liabilities & Shareholder’s Equity

Boston Private Bank & Trust Company

Demand Deposits $477,283 $419,465

SELECTED FINANCIAL DATA NOW Accounts 214,556 170,047

Savings & Money Market 1,004,811 998,881 (Unaudited) At and for the Year Certificates of Deposit 544,463 491,144 Ended December 31, Total Deposits 2,241,113 2,079,537 ($ In Thousands) 2009 2008 Assets Under Management $2,553,000 $2,432,000 Borrowings 679,388 746,661 Return on Average Assets 0.78% 0.84% Other Liabilities 22,873 29,172 Return on Average Equity 10.75% 12.40% Total Liabilities 2,943,374 2,855,370 Net Interest Margin 2.93% 2.96% Shareholder’s Equity 230,968 216,738 Total Fees and Other Income/Revenues 20.80% 21.49% Allowance for Loan Losses/Total Loans 1.16% 1.10%

Total Liabilities & Shareholder’s Equity $3,174,342 $3,072,108

POLICY GROUP

From left to right, front row: Anne L. Randall, Mark D. Thompson, George G. Schwartz, and John J. Sullivan

From left to right, back row: Gary L. Garber, James D. Henderson, Pilar Pueyo, James C. Brown, and Robert C. Buffum, Jr.

www.bostonprivatebank.com

Policy Group

Mark D. Thompson
Chief Executive Officer & President

James C. Brown
Executive Vice President
Chief Lending Officer

Robert C. Buffum, Jr.
Senior Vice President
Chief Risk Officer

Gary L. Garber
Senior Vice President
Chief Information Officer

James D. Henderson
Executive Vice President

Pilar Pueyo
Senior Vice President

Anne L. Randall
Executive Vice President
Chief Financial & Administrative Officer

George G. Schwartz
Executive Vice President
Chief Operating Officer & Treasurer

John J. Sullivan
Executive Vice President

Board of Directors

Herbert S. Alexander
Managing Partner
Alexander, Aronson, Finning & Company

John H. Clymer
Senior Counsel
Nixon Peabody LLP

Eugene S. Colangelo
Chairman of the Board
Julio Enterprises
Chairman of the Board
Boston Private Bank & Trust Company

James D. Dawson
Chief Executive Officer,
Private Banking Group
Boston Private Financial Holdings, Inc.

Tracey E. Flaherty
Senior Vice President
Natixis Global Associates

Kathleen M. Graveline
Private Investor

Charles T. Grigsby
Consultant

Susan P. Haney
Private Investor

John D. Macomber
Founder & Chief Executive Officer
BuildingVision, Inc.

Patricia McGovern
General Counsel & Senior Vice President
Beth Israel Deaconess Medical Center

E. Christopher Palmer
President & Managing Shareholder
Palmer and Corbett, PC

Michael F. Schiavo
Consultant

James K. Schmidt
Private Investor

Mark D. Thompson
Chief Executive Officer & President
Boston Private Bank & Trust Company

Timothy L. Vaill
Chairman & Chief Executive Officer
Boston Private Financial Holdings, Inc.

Office Locations

Headquarters: Boston Office
Ten Post Office Square
Boston, Massachusetts
(617) 912-1900

Wellesley Office
336 Washington Street
Wellesley, Massachusetts
(781) 707-7700

Back Bay Office
500 Boylston Street
Boston, Massachusetts
(617) 912-4500

Jamaica Plain Loan Center
401c Centre Street
Jamaica Plain, Massachusetts
(617) 524-6050

Kendall Square Office
One Cambridge Center
Cambridge, Massachusetts
(617) 646-4800

Newton Centre Office
1223 Centre Street
Newton, Massachusetts
(617) 646-4850

Seaport Office
157 Seaport Boulevard
Boston, Massachusetts
(617) 646-4880

Lexington Office
1666 Massachusetts Avenue
Lexington, Massachusetts
(617) 912-3600

Hingham Office
7 Central Street
Hingham, Massachusetts
(781) 740-2405

Beverly Office
57 Enon Street, Route 1A
Beverly, Massachusetts
(978) 922-8000

BOSTON PRIVATE BANK
& TRUST COMPANY

Member FDIC

Headquarters: Ten Post Office Square • Boston, Massachusetts 02109
Telephone: (617) 912-1900 • www.bostonprivatebank.com